OUTSOURCING SOLUTIONS INC.
                           2000 EQUITY INCENTIVE PLAN


     1. Purpose. This plan shall be known as the Outsourcing Solutions Inc. 2000 Equity Incentive Plan (as amended, supplemented or restated from time to time, the "Plan"). This Plan is intended to promote the long-term growth and profitability of Outsourcing Solutions Inc., a Delaware corporation, by providing those persons who are involved in its management and growth an opportunity to acquire an ownership interest in the Company, thereby encouraging such persons to contribute to and participate in the success of the Company and to remain in its employ. The purpose of this Plan is to enable the Company to compensate and/or provide incentives to Participants in carrying out their duties or providing services to the Company.

     2. Administration of the Plan.

          (a) Subject to the provisions hereof, the Board shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Board shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Board may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. The Board may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Board deems necessary or desirable to further the purposes of the Plan. Any decision of the Board in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

          (b) The Board may delegate to the President of the Company and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Board may establish.

          (c) No member of the Board or officer of the Company to whom the Board has delegated authority in accordance with the provisions of Section 2(b) of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Board or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

          (d) The Board shall determine the Participants to whom, and the time or times at which, Awards shall be made and the number of shares to be included in the Awards. Within the limitations of the Plan, the number of shares for which Awards will be granted from time to time and the periods for which the Awards will be outstanding will be determined by the Board.

          (e) Each Award granted pursuant to the Plan shall be evidenced by an Option Agreement or Award Agreement (the "Agreement"). The Agreement shall not be a precondition to the granting of options or stock or other awards; however, no person shall have any rights under any option or stock or other awards granted under the Plan unless and until the Participant to whom such option or stock or other award shall have been granted shall have executed and delivered to the Company an Agreement. The Board shall prescribe the form of all Agreements. A fully executed original of the Agreement shall be provided to both the Company and the Participant.

     3. Shares of Stock Subject to the Plan. The total number of shares that may be optioned or awarded under the Plan is 400,000 shares of the $0.01 par value voting common stock of the Company (the "Common Stock") except that said number of shares shall be adjusted as provided in Section 13. No employee shall receive, over the term of the Plan, awards of restricted stock for more than 250,000 shares of Common Stock or awards in the form of stock appreciation rights or options to purchase more than 250,000 shares of Common Stock. Any shares subject to an option which for any reason expires or is terminated unexercised and any restricted stock which is forfeited may again be optioned or awarded under the Plan; provided, however, that forfeited shares shall not be available for further awards if the employee has realized any benefits of ownership from such shares. Shares subject to the Plan may be either authorized and unissued shares or issued shares acquired by the Company or its Subsidiaries.

     4. Eligibility. Directors and key salaried employees, including officers, and consultants of the Company and its Subsidiaries are eligible to receive Awards under the Plan. The directors, employees and consultants who shall receive Awards under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, which may be based upon information furnished to the Board by the Company's management, and the Board shall determine, in its sole discretion, the number of shares to be covered by the Award or Awards granted to each such person selected. Such key salaried employees, consultants and directors who are selected to participate in the Plan shall be referred to collectively herein as "Participants."

     5. Duration of the Plan. No Award may be granted under the Plan after more than ten years from the date the Plan is adopted by the Board or the date the Plan receives shareholder approval, whichever is earlier, but Awards theretofore granted may extend beyond that date.

     6. Terms and Conditions of Stock Options. Options granted under this Plan are not intended to be Incentive Stock Options. Each option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Board shall determine.

          (a) The option price per share shall be determined by the Board.

          (b) Each option shall be exercisable pursuant to the attainment of such performance goals and/or during and over such period ending not later than ten years from the date it was granted, as may be determined by the Board and stated in the Agreement. In no event may an option be exercised more than 10 years from the date the option was granted.

          (c) An option shall not be exercisable with respect to a fractional share of Common Stock or with respect to the lesser of fifty (50) shares or the full number of shares then subject to the option. No fractional shares of Common Stock shall be issued upon the exercise of an option. If a fractional share of Common Stock shall become subject to an option by reason of a stock dividend or otherwise, the optionee shall not be entitled to exercise the option with respect to such fractional share.

          (d) Each option may be exercised by giving written notice to the Company specifying the number of shares to be purchased, which shall be accompanied by payment in full including, if required by applicable law, applicable taxes, if any. Payment, except as provided in the Agreement, shall be

               (A) in United States dollars by check or bank draft, or

               (B) by tendering to the Company Common Stock shares already owned for at least six months by the person exercising the option, which may include shares received as the result of a prior exercise of an option, and having a Fair Market Value on the date on which the option is exercised equal to the cash exercise price applicable to such option, or

               (C) by a combination of United States dollars and Common Stock shares as aforesaid.

          No optionee shall have any rights to dividends or other rights of a shareholder with respect to shares of Common Stock subject to his or her option until he or she has given written notice of exercise of his or her option and paid in full for such shares.

          (e) Notwithstanding the foregoing, the Board may, in its sole discretion, grant to a grantee of an option the right (hereinafter referred to as a "stock appreciation right") to elect, in the manner described below, in lieu of exercising his or her option for all or a portion of the shares of Common Stock covered by such option, to relinquish his or her option with respect to any or all of such shares and to receive from the Company a payment having a value equal to the amount by which (a) the Fair Market Value of a share of Common Stock on the date of such election, multiplied by the number of shares as to which the grantee shall have made such election, exceeds (b) the exercise price for that number of shares of Common Stock under the terms of such option. A stock appreciation right shall be exercisable at the time the tandem option is exercisable, and the "expiration date" for the stock appreciation right shall be the expiration date for the tandem option. A grantee who makes such an election shall receive payment in the sole discretion of the Board (i) in cash equal to such excess; or (ii) in the nearest whole number of shares of Common Stock of the Company having an aggregate Fair Market Value which is not greater than the cash amount calculated in (i) above; or (iii) a combination of (i) and (ii) above. A stock appreciation right may be exercised only when the amount described in (a) above exceeds the amount described in (b) above. An election to exercise stock appreciation rights shall be deemed to have been made on the day written notice of such election, is received by the Company at Outsourcing Solutions Inc., 390 South Woods Mill Road, Suite 350, Chesterfield, Missouri 63017, Attention: Chief Financial Officer. An option or any portion thereof with respect to which a grantee has elected to exercise the stock appreciation rights described above shall be surrendered to the Company and such option shall thereafter remain exercisable according to its terms only with respect to the number of shares as to which it would otherwise be exercisable, less the number of shares with respect to which stock appreciation rights have been exercised. The grant of a stock appreciation right shall be evidenced by such form of agreement as the Board may prescribe. The agreement evidencing stock appreciation rights shall be personal and will provide that the stock appreciation rights will not be transferable by the grantee otherwise than by will or the laws of descent and distribution and that they will be exercisable, during the lifetime of the grantee, only by him or her.

          (f) Except as provided in the Agreement, an option may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the date of such exercise, the grantee was an employee of either the Company or of a subsidiary of the Company or of another corporation referred to in Section 421(a)(2) of the Code. The Agreement shall provide whether, and if so, to what extent, an option may be exercised after termination of continuous employment, but any such exercise shall in no event be later than the termination date of the option. If the grantee should die, or become permanently disabled as determined by the Board in accordance with the Agreement, at any time when the option, or any portion thereof, shall be exercisable by him, the option will be exercisable within a period provided for in the Agreement, by the optionee or person or persons to whom his or her rights under the option shall have passed by will or by the laws of descent and distribution, but in no event at a date later than the termination of the option. The Board may require medical evidence of permanent disability, including medical examinations by physicians selected by it.

          (g) The  option  by its  terms  shall be  personal  and  shall  not be transferable by the optionee otherwise than by will or by the laws of descent and distribution as provided in Section 6(f) above. During the lifetime of an optionee, the option shall be exercisable only by the optionee. In the event any option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased optionee as provided in Section 6(f) above, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representative of the deceased optionee's estate or the proper legatees or distributees thereof.

          (h) The Board may, but need not, require such consideration from an optionee at the time of granting an option as it shall determine, either in lieu of, or in addition to, the limitations on exercisability provided in
     Section 6(d).

          (i) An option and any Common Stock received upon the exercise of an option shall be subject to such other transfer restrictions and/or legending requirements that are specified in the Agreement.

     7. Terms and Conditions of Restricted Stock Awards. All awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine.

          (a) Awards of restricted stock may be in addition to or in lieu of option grants.

          (b) During a period set by, and/or until the attainment of particular performance goals based upon criteria established by, the Board at the time of each award of restricted stock (the "restriction period") as specified in the Agreement, the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Agreement permits, to pay the option price of any option granted under the Plan provided an equal number of shares delivered to the optionee shall carry the same restrictions as the shares so used.

          (c) Shares of restricted stock shall become free of all restrictions if, during the restriction period, (i) the recipient dies, (ii) the recipient's employment terminates by reason of permanent disability, as determined by the Board, (iii) the recipient retires after attaining both 59-1/2 years of age and five years of continuous service with the Company and/or a subsidiary, or (iv) if provided in the Agreement, there is a "change in control" of the Company (as defined in such Agreement). The
     Board may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Board determines that any such recipient is not permanently disabled, the restricted stock held by such recipient shall be forfeited and revert to the Company.

          (d) Unless and to the extent otherwise provided in the Agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of employment during the restriction period for any reason other than death, permanent disability, as determined by the Board, retirement after attaining both 59-1/2 years of age and five years of continuous service with the Company and/or a subsidiary, or, to the extent provided in the Agreement, a "change in control" of the Company (as defined in the Agreement), except to the extent the Board, in its sole discretion, finds that such forfeiture might not be in the best interest of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient.

          (e) Stock certificates for restricted stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power, endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

          (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period and the Company shall then deliver Common Stock certificates evidencing such stock.

          (g) Restricted Stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legending requirements that are specified in the Agreement.

     8. Bonuses Payable in Stock. In lieu of cash bonuses otherwise payable under the Company's or applicable subsidiary's compensation practices to employees eligible to participate in the Plan, the Board, in its sole discretion, may determine that such bonuses shall be payable in Common Stock or partly in Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of Common Stock subject to such terms as the Board may determine in its sole discretion. The number of shares of Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such amount by the Fair Market Value of one share of Common Stock on the date the bonus is payable.

     9. Change in Control.

          (a) In the event of a change in control of the Company, as defined (if at all) by the Board in each Agreement, the Board may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

               (i) accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding option or stock appreciation right or shares of restricted stock awarded pursuant to this Plan;

               (ii) offer to purchase any outstanding option or stock appreciation right or shares of restricted stock made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Board, as of the date of the change in control; or

               (iii) make adjustments or modifications to outstanding options or stock appreciation rights or with respect to restricted stock as the Board deems appropriate to maintain and protect the rights and interests of the Participants following such change in control.

          (b) In no event, however, may any option be exercised after ten (10) years from the date it was granted.

     10. Transfer, Leave of Absence. For the purpose of the Plan: (a) a transfer of an employee from the Company to a Subsidiary or affiliate of the Company, whether or not incorporated, or vice versa, or from one Subsidiary or affiliate of the Company to another, and (b) a leave of absence, duly authorized in writing by the Company or a Subsidiary or affiliate of the Company, shall not be deemed a termination of employment.

     11. Rights of  Participants.

          (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the Agreement.

          (b) Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or consultancy at any time (with our without cause), nor confer upon any
     Participant any right to continue in the employ of, or perform services for, the Company for any period of time or to continue his or her present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Board in an Agreement, in the event of any Participant's termination as an employee, director or consultant (including, but not limited, the termination by the Company without cause), any portion of such Participant's Award that was not previously vested and/or exercisable shall expire and be forfeited as of the date of such termination. No director, employee or consultant shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

     12. Tax  Withholding  Obligations.

          (a) If required by applicable law, the payment of taxes, if any, upon the exercise of an option pursuant to Section 6(d) or a stock appreciation right pursuant to Section 6(e), shall be in cash at the time of exercise or on the applicable tax date under Section 83 of the Code, if earlier; provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the optionee pursuant to procedures approved by the Board; provided further, however, the amount of Common Stock so withheld shall not exceed the minimum required withholding obligation.

          (b) If required by applicable law, recipients of restricted stock, pursuant to Section 7, shall be required to pay taxes to the Company upon the expiration of restriction periods or such earlier dates as elected pursuant to Section 83 of the Code; provided, however, tax withholding obligations may be met by the withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Board. If tax withholding is required by applicable law, in no event shall Common Stock be delivered to any awardee until he has paid to the Company in cash the amount of such tax required to be withheld by the Company or has elected to have his withholding obligations met by the withholding of Common Stock in accordance with the procedures approved by the Board or otherwise entered into an agreement satisfactory to the Company providing for payment of withholding tax.

          (c) The  Company  shall  withhold  from any cash  bonus  described  in
     Section 8, an amount of cash sufficient to meet its tax withholding obligations. If the cash portion of such bonus is not sufficient to satisfy such withholding obligation, the tax withholding obligations shall be paid in cash by the recipient or may be met by withholding of Common Stock otherwise deliverable to the recipient pursuant to procedures approved by the Board.

     13. Changes in Capital. Upon changes in the outstanding Common Stock by reason of a stock dividend, stock split, reverse split, subdivision, recapitalization, merger, consolidation (whether or not the Company is a surviving corporation), an extraordinary dividend payable in cash or property, combination or exchange of shares, separation, reorganization or liquidation, the aggregate number and class of shares available under the Plan as to which stock options and restricted stock may be awarded, the number and class of shares under (i) each option (and related stock appreciation rights, if any) and the option price per share and (ii) each award of restricted stock shall, in each case, be correspondingly adjusted by the Board, such adjustments to be made in the case of outstanding options (and related stock appreciation rights, if any) without change in the total price applicable to such options (and related stock appreciation rights, if any).

     14. Miscellaneous Provisions.


          (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares or the payment of cash upon exercise of any option or stock appreciation right under the Plan. Proceeds from the sale of shares of Common Stock pursuant to options granted under this Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

          (b) It is understood that the Board may, at any time and from time to time after the granting of an option or the award of restricted stock or bonuses payable in Common Stock hereunder, specify such additional terms, conditions and restrictions with respect to such option or stock as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, terms, restrictions and conditions for compliance with federal and state securities laws and methods of withholding or providing for the payment of required taxes.

          (c) If at any time the Board shall determine, in its discretion, that the listing, registration or qualification of shares of Common Stock upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no option or stock appreciation right may be exercised or restricted stock or stock bonus may be transferred in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

          (d) By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated his acceptance and ratification, and consent to, any action taken under the Plan by the Board or the Company.

          (e) The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

     15. Limits of Liability.

          (a) Any liability of the Company or a subsidiary of the Company to any Participant with respect to any option or award shall be based solely upon contractual obligations created by the Plan and the Agreement.

          (b) Neither the Company nor a Subsidiary of the Company, nor any member of the Board or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

     16. Amendments and Termination. The Board may, at any time, amend, alter or discontinue the Plan; provided, however, no amendment, alteration or discontinuation shall be made which would impair the rights of any holder of an award of restricted stock or option or stock appreciation rights or stock bonus theretofore granted, without his or her written consent, or which, without the approval of the shareholders, would:

          (a) except as is provided in Section 13, increase the maximum number of shares of Common Stock reserved for the purpose of the Plan;

          (b) change the class of persons eligible to receive an award of restricted stock or options or stock appreciation rights under the Plan; or

          (c) extend the duration of the Plan.

     The Board may amend the terms of any award of restricted stock or option or stock appreciation rights theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without his or her written consent.

     17. Duration. The Plan shall be adopted by the Board as of the date on which it is approved by a majority of the Company's stockholders, which approval must occur within the period ending twelve months after the date the Plan is adopted. The Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board,  terminating  the Plan;
or

     (b) the date all shares of Common Stock subject to the Plan are purchased according to the Plan's provisions; or

     (c) ten years from the date of adoption of the Plan by the Board.

     No such termination of the Plan shall affect the rights of any Participant hereunder and all options or stock appreciation rights previously granted and restricted stock and stock bonuses awarded hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan.

     18. Definitions.


          (a) "Award" means each option or stock or other awards granted pursuant to the Plan.

          (b) "Board" means the Company's Board of Directors or such committee of two or more persons selected by the Board to administer this Plan to whom, and to the extent, the Board has delegated its powers hereunder.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

          (d) "Common Stock" means the Voting Common Stock, par value $.01 per share, of the Company, and shall include such shares which are substituted for shares of the Company's Common Stock pursuant to Section 13.

          (e) "Company" as applied as of any given time shall mean Outsourcing Solutions Inc., a Delaware corporation, except that if prior to the given time any corporation or other entity shall have acquired all or a substantial part of the assets of the Company (as herein defined), and shall have agreed to assume the obligations of the Company under this Plan, then such corporation or other entity shall be deemed to be the Company at the given time.

          (f) "Fair Market Value" means such value as the Board, in good faith, shall determine on the relevant date (without discount for lack of marketability or minority interest); provided that if the Common Stock is publicly traded on an established securities market, fair market value shall be (i) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if shares of Common Stock are not so listed but are quoted on the Nasdaq National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (iii) if shares of Common Stock are not so listed or quoted but are traded in the over-the-counter market, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the Nasdaq Stock Market, or, if not reported by the Nasdaq Stock Market, by the National Quotation Bureau Incorporated.

          (g) "Incentive Stock Option" means "incentive stock options" within the meaning of Section 422 of the Code.

          (h)  "Participants"  shall have the  meaning  ascribed to such term in
     Section 4.

          (i) "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power.